FINAL, DATED OCTOBER 22, 2004


                 SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT



                           WESTSIDE ENERGY CORPORATION


                                Private Offering
                          of up to 10,000,000 Shares of
                                  Common Stock


         This Subscription and Registration Rights Agreement (this "Agreement"), made as of the date set forth below by and between Westside Energy Corporation, a Nevada corporation (the "Company"), and the undersigned (the "Subscriber"), is intended to set forth certain representations, covenants and agreements between the Company and the Subscriber, with respect to the offering (the "Offering") for sale by the Company of shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), as described in the Company's Private Placement Memorandum dated October 22, 2004 (the "Memorandum"), a copy of which has been delivered to the Subscriber. The Shares are being offered by the Company through Sterne, Agee & Leach, Inc., as placement agent (the "Placement Agent").

1. Subscription. Subject to the terms and conditions hereof, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Shares set forth under the Subscriber's name on the signature page hereto at a purchase price of $2.00 per Share (the "Offering Price"), and the Company agrees to sell such Shares to the Subscriber at the Offering Price, subject to the Company's right to sell to the Subscriber such lesser number of Shares as the Company may, in its sole discretion, deem necessary or desirable.

2. Delivery of Subscription Amount; Acceptance of Subscription; Delivery of Shares. The Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) The Subscriber understands that separate Subscription and Registration Rights Agreements will be executed with other subscribers for up to 10,000,000 shares of Common Stock to be sold in the Offering;

(b) Contemporaneously with the completion, execution and delivery of this Agreement, the Subscriber shall complete, execute and deliver the Certificate of Accredited Investor Status attached as Exhibit B hereto, and shall submit to the Company payment in the form of a wire of immediately available United States funds in the amount equal to the Offering Price multiplied by the number of Shares for which the Subscriber has subscribed (the "Subscription Amount") in accordance with the Subscription Instructions set forth on Exhibit A hereto;



(c) The subscription for Shares shall be deemed to be accepted only when this Agreement has been signed by an authorized officer of the Company, and the deposit of the Subscription Amount for clearance will not be deemed an acceptance of this Agreement;

(d) The Company shall have the right to reject this subscription, in whole or in part, and shall have the right to allocate Shares among subscribers in any manner it may desire;

(e) The payment representing the Subscription Amount (or, in the case of rejection of a portion of the Subscriber's subscription, the part of the payment relating to such rejected portion) will be returned promptly to the Subscriber, without interest, if the Subscriber's subscription is rejected in whole or in part or if the Offering is withdrawn or canceled;

(f) The Placement Agent and the Company may conduct one or more closings of the Offering (each a "Closing") until all 10,000,000 Shares offered hereby are sold;

(g) The Company may, in its sole discretion, terminate the Offering at any time and accept any subscriptions then in its receipt;

(h) Certificates representing the Shares purchased will be issued in the name of each Subscriber within 14 days following each Closing;

(i) The minimum Subscription Amount is $100,000, provided, however, that the Company reserves the right to accept subscriptions for less than the minimum Subscription Amount;

(j) The Offering is being conducted on a "best efforts" basis, and the Company is not required to accept any minimum amount of subscriptions before conducting a Closing; and

(k) The representations and warranties of the Company and the Subscriber set forth herein shall be true and correct as of the date that the Company accepts this subscription.

3. Terms of Subscription.

(a) The subscription period will begin as of October 22, 2004, and will continue until such time as the Company terminates it in its sole discretion.

(b) The Placement Agent will receive a placement management fee equal to seven percent (7.0%) of the aggregate purchase price of the Shares sold. The Placement Agent will also receive warrants to purchase a number of shares of the Company's common stock equal to three percent (3%) of the number of Shares sold in the Offering. The per-share purchase price for these warrant shares will be $2.00, and the warrants will be exercisable for five years after they are issued. The Company shall also pay all expenses in connection with the Offering, except for those expenses that the Placement Agent has agreed to pay.

(c) If the Subscriber is not a United States person, the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including, without limitation, (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. The Subscriber represents and warrants that the Subscriber's subscription and payment for, and the Subscriber's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

4. Registration Rights.

(a) The Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Subscriber further agrees that it will not sell, assign or transfer the Shares at any time in violation of the Securities Act and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because of the fact that the Shares have not been registered under the Securities Act, and further realizes that the Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Subscriber also acknowledges that appropriate legends reflecting the status of the Shares under the Securities Act may be placed on the face of the certificates for such Shares at the time of their transfer and delivery to the holder thereof.

(b) The Shares may not be transferred except in a transaction that is in compliance with the Securities Act. Except as provided hereafter with respect to registration of the Shares, it shall be a condition to any such transfer that the Company shall be furnished with an opinion of counsel to the holder of such Shares, reasonably satisfactory to the Company, to the effect that the proposed transfer would be in compliance with the Securities Act.

(c) Within 30 days following the earlier to occur of (i) the sale of all of the Shares in the Offering or (ii) the termination of the Offering following any sale of Shares as reflected in a written notice given by the Company to the Placement Agent, the Company shall prepare and file with the Securities and Exchange Commission (the "SEC"), a registration statement on Form SB-2 and such other documents as may be necessary in the opinion of counsel for the Company, and use its commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after such filing in order to comply with the provisions of the Securities Act, so as to permit the registered resale of the Shares for a period of two (2) years following the last sale of Shares in the Offering by each and every holder of Shares, except for those holders who designate on the signature page hereto that they do not wish to have their Shares included in the registration statement. The Subscriber acknowledges that certain shares of the Company's Common Stock sold in past private placements as well as certain shares of the Company's Common Stock that may be sold pursuant to the exercise of warrants issued in past private placements will be included in the registration statement. The Shares that are registered for resale under such registration statement are referred to herein as the "Offering Shares," and the Subscribers who are eligible to sell their Offering Shares under such registration statement, together with their affiliates, are hereafter referred to as "Offering Holders." The Company will include in such registration statement (i) the information required under the Securities Act to be so included concerning the Offering Holders, as provided by the Offering Holders on the signature pages to this Agreement and the other Subscription and Registration Rights Agreements entered into in connection with the Offering, including any changes in such information that may be provided by the Offering Holders in writing to the Company from time to time, and (ii) a section entitled "Plan of Distribution," substantially in the form of Exhibit C hereto, that describes the various procedures that may be used by the Offering Holders in the sale of their Offering Shares.

(d) In the event that the Company does not file a registration statement to register the Offering Shares with the SEC within the time period specified in
Section 4(c), the Company will be required to pay a penalty to each Offering Holder equal to one percent (1%) of such Offering Holder's purchase price for the Offering Shares, and an additional one percent (1%) for each additional 30-day period during which such registration statement is not filed.

(e) Notwithstanding the foregoing provisions of this Section 4, the Company may voluntarily suspend the effectiveness of any such registration statement for a limited time, which in no event shall be longer than 60 days in any three-month period and no longer than 120 days in any twelve-month period, if the Company has been advised in writing by counsel or underwriters to the Company that the offering of any Offering Shares pursuant to the registration statement would materially adversely affect, or would be improper in view of (or improper without disclosure in a prospectus), a proposed financing, reorganization, recapitalization, merger, consolidation, or similar transaction involving the Company. The Company shall notify all Offering Holders to such effect, and, upon receipt of such notice, each such Offering Holder shall immediately discontinue any sales of Offering Shares pursuant to such registration statement until such Offering Holder has received copies of a supplemented or amended prospectus or until such Offering Holder is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus.

(f) If any event occurs that would cause any such registration statement to contain a material misstatement or omission or not to be effective and usable during the period that such registration statement is required to be effective and usable, the Company shall promptly notify the Offering Holders of such event and, if requested, the Offering Holders shall immediately cease making offers of Offering Shares and return all prospectuses to the Company. The Company shall promptly file an amendment to the registration statement to correct such misstatement or omission and use its commercially reasonable efforts to cause such amendment to be declared effective as soon as practicable thereafter. The Company shall promptly provide the Offering Holders with revised prospectuses and, following receipt of the revised prospectuses, the Offering Holders shall be free to resume making offers of the Offering Shares.

         (g) Notwithstanding any provision contained herein to the contrary, the Company's obligation to include, or continue to include, Offering Shares in any such registration statement under this Section 4 shall terminate to the extent such Offering Shares are eligible for resale under Rule 144(k) promulgated under the Securities Act.

         (h) If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect the registration of the Offering Shares under the Securities Act for the account of an Offering Holder, the Company will, as promptly as possible:

(i) prepare and file with the SEC a registration statement, on Form SB-2, complying with applicable requirements under the Securities Act, with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of two (2) years following the last sale of Shares in the Offering;

(ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the requirements of the Securities Act and the rules and regulations promulgated by the SEC thereunder relating to the sale or other disposition of the securities covered by such registration statement; and

(iii) furnish to each Offering Holder such numbers of copies of a prospectus, including a preliminary prospectus, complying with the requirements of the Securities Act, and such other documents as such Offering Holder may reasonably request in order to facilitate the public sale or other disposition of the Offering Shares owned by such Offering Holder, but such Offering Holder shall not be entitled to use any selling materials other than a prospectus and such other materials as may be approved by the Company, which approval will not be unreasonably withheld.

         (i) Except as provided below in this Section 4, the expenses incurred by the Company in connection with action taken by the Company to comply with this Section 4, including, without limitation, all registration and filing fees, printing and delivery expenses, accounting fees, fees and disbursements of counsel to the Company, consultant and expert fees, premiums for liability insurance, if the Company chooses to obtain such insurance, obtained in connection with a registration statement filed to effect such compliance and all expenses, including counsel fees, of complying with any state securities laws, shall be paid by the Company. All fees and disbursements of any counsel, experts, or consultants employed by any Offering Holder shall be borne by such Offering Holder. The Company shall not be obligated in any way in connection with any registration pursuant to this Section 4 for any selling commissions or discounts payable by any Offering Holder to any underwriter or broker of securities to be sold by such Offering Holder. The Subscriber agrees that any such selling commissions or discounts shall be borne by such Offering Holder.

         (j) In the event of any registration of Shares pursuant to this Section 4, the Company will indemnify and hold harmless each Offering Holder, its officers, directors, attorneys, partners, agents, employees and consultants and each underwriter of such securities, and any person who controls such Offering Holder or underwriter within the meaning of Section 15 of the Securities Act (collectively, the "Indemnified Parties"), against all claims, actions, losses, damages, liabilities and expenses, joint or several, to which any of such Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any actual or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the actual or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each of such Indemnified Parties for any legal and any other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission of a material fact made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Offering Holder or such underwriter specifically for use in the preparation thereof; and provided further, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability or action arises directly out of or is based primarily upon an untrue statement or omission of a material fact made in any preliminary prospectus or final prospectus if (i) such Offering Holder failed to send or deliver the copy of the final prospectus or prospectus supplement which such Offering Holder shall have been previously provided by the Company, with or prior to the delivery of written confirmation of the sale of the Offering Shares, and (ii) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

         (k) At any time when a prospectus relating to the Offering is required to be delivered under the Securities Act, the Company will notify the Offering Holder of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         (l) In the event of any registration of any securities under the Securities Act pursuant to this Section 4, the Subscriber agrees to indemnify and hold harmless the Company, its officers, directors, attorneys, partners, agents, employees and consultants and any person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, the "Indemnified Persons"), against any losses, claims, damages, liabilities, or actions, joint or several, to which any of such Indemnified Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, or actions arise out of or are based upon any actual or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the actual or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent and only to the extent that any such loss, claim, damage, liability, or action arises out of or is based upon an untrue statement or omission of a material fact made in said registration statement, said preliminary prospectus or said prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Subscriber or any affiliate (as defined in the Securities Act) of the Subscriber specifically for use in the preparation thereof.

         (m) Any party entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (which consent may not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (n) With a view to making available to the Offering Holder the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its commercially reasonable efforts to maintain registration of its Common Stock under Section 12 or 15 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule
144. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144.

5. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to the Company and the Placement Agent as follows:

(a) The Subscriber is acquiring the Shares for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, and applicable state securities laws. The Subscriber understands that (A) the Shares (1) have not been registered under the Securities Act or any state securities laws, (2) will be issued in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D thereof, and (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings, and (B) the Subscriber must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. The Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that the certificates representing the Shares acquired by the Subscriber shall bear a restrictive legend substantially as follows:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (I) REGISTERED UNDER THE APPLICABLE SECURITIES LAWS OR
               (II) AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL ARE BOTH REASONABLY SATISFACTORY TO THE COMPANY, HAS BEEN DELIVERED TO THE COMPANY AND SUCH OPINION STATES THAT THE SHARES MAY BE TRANSFERRED WITHOUT SUCH REGISTRATION."

(b) The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscriber's interest in connection with the acquisition of the Shares. The Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that the Subscriber could lose the Subscriber's entire investment in the Shares. Further, the Subscriber has carefully read and considered the matters set forth under the section entitled "Risk Factors" in the Memorandum, and has taken full cognizance of and understands all of the risks related to the purchase of the Shares. To the extent deemed necessary by the Subscriber, the Subscriber has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of purchasing and owning the Shares. The Subscriber has the ability to bear the economic risks of the Subscriber's investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

(c) The Subscriber has been furnished by the Company all information (or provided access to all information) regarding the business and financial condition of the Company, its expected plans for future business activities, the attributes of the Shares and the merits and risks of an investment in the Shares which the Subscriber has requested or otherwise believes that the Subscriber needs to evaluate the investment in the Company.

(d) The Subscriber is in receipt of and has carefully read and understands the following items:

o The Memorandum;
o Annual Report on Form 10-KSB for Fiscal Year ended December 31, 2003;
o Quarterly Report on Form 10-QSB for the Quarter ended March 31, 2004;
o Quarterly Report on Form 10-QSB for the Quarter ended June 30, 2004;
o Definitive Information Statement on Schedule 14C filed with the SEC on May 17, 2004;
o Current Report on Form 8-K, dated September 16, 2004, filed with the SEC on September 22, 2004; and
o Current Report on Form 8-K, dated October 13, 2004, filed with the SEC on October 18, 2004.

(e) In making the Subscriber's investment decision, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber's representative(s), if any. The offer to sell the Shares was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction. At no time was the Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(f) The Subscriber acknowledges that the Subscriber has been advised that:

(i) The Shares offered hereby have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, the Subscriber must rely on its own examination of the Company and the terms of the Offering, including the merits and risks involved. The Shares have not been recommended by any federal or state securities commission or other regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation by the Company. Any representation to the contrary is a criminal offense

(iii) The Shares will be "restricted securities" within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber is aware that the Subscriber may be required to bear the financial risks of this investment for an indefinite period of time.

(g) The Subscriber acknowledges and is aware that there has never been any representation, guarantee or warranty made by the Company or any officer, director, employee or agent or representative of the Company, expressly or by implication, as to (i) the approximate or exact length of time that the Subscriber will be required to remain an owner of the Shares; (ii) the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or (iii) that the limited past performance (if any) or experience on the part of the Company, or any future expectations regarding the Company's business or operations, will in any way indicate the predictable results of the ownership of Shares or of the overall financial performance of the Company.

(h) The Subscriber agrees to furnish the Company such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the Company's acceptance of this Agreement.


(i) The Subscriber further represents and warrants that the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, and the Subscriber has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B.

(j) If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

(k) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity (an "Entity"): (i) such Entity has the full legal right and power and all authority and approval required
(a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such Entity in connection with the purchase of the Shares, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Shares, (ii) the signature of the party signing on behalf of such Entity is binding upon such Entity; and (iii) such Entity has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such Entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(l) If the Subscriber is a retirement plan or is investing on behalf of a retirement plan, the Subscriber acknowledges that investment in the Common Stock poses additional risks, including, without limitation, the inability to use losses generated by an investment in the Common Stock to offset taxable income.

(m) The Subscriber represents and warrants that it is not a broker-dealer or an affiliate of a broker-dealer, except as follows:_____________________________.
If    the    Subscriber    is   a broker-dealer,  the Subscriber  acknowledges
that the Subscriber will be deemed to be an underwriter with respect to the resale of its Shares. If the Subscriber is an affiliate of a broker-dealer, the Subscriber acknowledges that the Subscriber will be deemed to be an underwriter with respect to the resale of its Shares to the extent that such Shares are sold through its affiliated broker-dealer. To the extent that the Subscriber is affiliated in any manner with a broker-dealer, the Subscriber further represents and warrants that it is purchasing the Shares in the ordinary course of its business and that as of the date hereof it has no agreements or understandings, directly or indirectly, with any person to distribute the Shares.

         The foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they be relied upon by the Company and the Placement Agent in determining the Subscriber's suitability as an investor, and the Subscriber hereby agrees that such representations and warranties shall survive the Subscriber's purchase of the Shares.

6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

(a) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified to do business as a foreign corporation in all jurisdictions in which the failure to be so qualified would materially and adversely affect the business or financial condition, properties or operations of the Company.

(b) The Company has duly authorized the issuance and sale of the Shares in accordance with the terms of this Agreement (as described herein) by all requisite corporate action, including the authorization of the Company's Board of Directors of the issuance and sale of the Shares in accordance herewith, and the execution, delivery and performance of any other agreements and instruments executed in connection herewith. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

(c) As of the date of this Agreement, the Memorandum does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) The documents incorporated by reference or included with the Memorandum, at the time they were filed with the SEC, complied in all material respects with the requirements of the Exchange Act, and, when read together and with the other information in the Memorandum, did not contain, at the time they were filed with the SEC, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7. Understandings. The Subscriber understands, acknowledges and agrees with the Company as follows:

(a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion, at any time before the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription. The Company may terminate this Offering at any time in its sole discretion. Neither the execution of this Agreement nor the solicitation of the investment contemplated hereby shall create any obligation of the Company to accept any subscription or complete the Offering. The Company is not required to accept any minimum amount of subscriptions before conducting a Closing.

(b) The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(c) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Memorandum or as to the suitability of the Offering for investment nor any recommendation or endorsement of the Shares.

(d) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(e) There can be no assurance that the Subscriber will be able to sell or dispose of the Shares. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee will, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(f) The Subscriber acknowledges that the information contained in the Memorandum is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used for the Subscriber's personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason; provided, however, that this confidentiality obligation shall not apply to any such information that (i) is part of the public knowledge or literature, (ii) becomes part of the public knowledge or literature (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). In addition, the Subscriber may disclose any information as may be required by law or applicable legal process; provided, however, to the extent permitted by law or applicable legal process, the Subscriber shall provide the Company at least five business days prior written notice before making any such disclosure.

(g) The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the Closing of the sale of the Shares as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

8. Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification obligations contained in this Section 8 shall survive (i) the acceptance of this Agreement by the Company, (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscriber, and
(iii) the death or disability of the Subscriber. The Subscriber understands the meaning and legal consequences of the representations, warranties and covenants contained in this Agreement and that the Company and the Placement Agent have relied upon such representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Shares. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, the Placement Agent and their respective officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the untruth of any representation of the Subscriber herein or the breach of any warranty or covenant herein by the Subscriber. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or state securities laws.

9. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or sent by reputable overnight courier, charges prepaid:

(a)      if to the Company, to the following address:

                           Westside Energy Corporation
                           2100 West Loop South, Suite 900
                           Houston, Texas 77027
                           Attn:  Jimmy D. Wright
                           Telephone:  (713) 590-3790

(b) if to the Subscriber, to the address set forth on the signature page hereto; or at such other address as any party shall have specified by notice in writing to the other.

10. Notification of Changes. The Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the consummation of the Offering that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the consummation of the Offering.

11. Assignability; Modification. This Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modification, waiver or termination is sought.

12. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and permitted assigns.

13. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the written consent of the Company, until the consummation or termination of the Offering.

14. Entire Agreement. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Texas.

16. Severability. If any provision of this Agreement or the application thereof to the Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

17. Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

19. Counsel. The Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

                             [SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription and Registration Rights Agreement as of ____________ ___, 2004.

                                      SUBSCRIBER

                                      ----------------------------

                                      Number of Shares: ____________________
                                      Offering Price per Share: $2.00
                                      Subscription Amount:  $___________________


                                      By:  _____________________________________
                                      Name:_____________________________________
                                      Title:____________________________________
                                      Address:  ________________________________

================================================================================

                                      Please designate
                                      name in which
                                      stock
                                      certificate(s)
                                      representing
                                      Shares purchased
                                      are to be
                                      registered.

--------------------------------------------------------------------------------

                                      Please designate
                                      address for
                                      delivery of stock
                                      certificate(s)
                                      representing
                                      Shares purchased
                                      (if different from
                                      above).


-------------------------------------------------------------------------------

                                      Please designate
                                      the individual to
                                      whom all
                                      correspondence
                                      concerning the
                                      Subscriber's
                                      subscription for
                                      Shares should be
                                      sent, along with
                                      such individual's
                                      requested contact
                                      information.

                                      Name:_____________________________________
                                      Address:_________________________________
                                      -----------------------------------
                                      Telephone: (____)_____________________
                                      E-mail:___________________________________


The name(s) of the natural person(s) who will have voting and investment power over the Shares purchased are as follows (please print legibly, as the name(s) must be disclosed in the registration statement):
--------------------------------------------

Please indicate the number of shares of the Company's Common Stock currently owned by the Subscriber in addition to those being subscribed for in this Agreement (this must also be disclosed in the registration statement).
------------------




         The Company hereby accepts the foregoing subscription subject to the terms and conditions hereof as of ____________ ___, 2004.


                                               Westside Energy Corporation,
                                               a Nevada corporation



                                               By:______________________________
                                                      Name:
                                                      Title:

                                    Exhibit A

SUBSCRIPTION INSTRUCTIONS

         (1) If you are subscribing for the purchase of Shares, please complete, date and sign the signature page to this Subscription and Registration Rights Agreement in the applicable spaces. Please signify the amount of Shares for which you are subscribing by inserting such amount in the space provided for on the signature page to the Agreement.

         (2) Complete, date and sign the accompanying Certificate of Accredited Investor Status (Exhibit B).

         (3) Send all completed documents to:

         Westside Energy Corporation
         2100 West Loop South, Suite 900
         Houston, Texas 77027
         Attn:  Jimmy D. Wright
         Telephone:  (713) 590-3790

         (4) Fax the signature pages for all completed documents to:

         Sterne, Agee & Leach, Inc.
         Attn:  W. Barry McRae
         Facsimile:  (205) 949-3607
         Telephone:  (205) 949-3555

         (5) Transmit funds (in an amount equal to the number of Shares for which you are subscribing multiplied by the Offering Price) via wire to the following account of Westside Energy Corporation:

                               Domestic Transfers


                  Legal Name:                     Westside Energy Corporation
                  Bank Name:                      Bank of Texas, NA
                  Contact:                        Ms. Carter McMahan
                  Phone Number:                   (713) 706-1417
                  ABA / Routing Number:           111014325
                  Account Number:                 2902608289
                  Tax ID Number:                  88-0349241

                             International Transfers

                  Send to:                           Bank of Oklahoma, NA
                                                     One Williams Center
                                                     Tulsa, OK 74172
                  Swift Code:                        BAOKUS44
                  For Credit to:                     Bank of Texas, NA
                  Contact:                           Ms. Carter McMahan
                  Phone Number:                      713/706-1417
                  Beneficiary:                       Westside Energy Corporation
                  Account Number:                    2902608289
                  Tax ID Number:                     88-0349241



ATTENTION SUBSCRIBERS: NO SUBSCRIPTION WILL BE ACCEPTED UNLESS ALL DOCUMENTATION PRESCRIBED HEREIN IS FULLY COMPLETED AND EXECUTED. ANY MATERIALS RECEIVED THAT ARE INCOMPLETE IN ANY RESPECT WILL BE RETURNED BY THE COMPANY.

                                    Exhibit B

                    CERTIFICATE OF ACCREDITED INVESTOR STATUS

         The undersigned is an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned has checked the box below indicating the basis on which the undersigned is representing the undersigned's status as an "accredited investor":

O a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in
         Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
         Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political
         subdivisions,   or  any  agency  or instrumentality  of a state or its
         political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors";

O a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

O an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

O a natural person whose individual net worth, or joint net worth with the undersigned's spouse, at the time of this purchase exceeds $1,000,000;

O a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

O a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

O an entity in which all of the equity holders are "accredited investors" by virtue of their meeting one or more of the above standards; or

O an individual who is a director or executive officer of Westside Energy Corporation.



        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of the ___ day of ____________, 2004.


                                   --------------------------------------------
                                   Name of Subscriber

                                   By: ________________________
                                   Name: ______________________
                                   Title: _______________________

                                        2
                                    Exhibit C

                              PLAN OF DISTRIBUTION

         As of the date of this prospectus, we have not been advised by the selling stockholders as to any plan of distribution. Shares owned by the selling stockholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such individual, or through underwriters, dealers or agents or on any exchange on which the shares may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise. The methods by which the shares may be sold include:

o a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

o        exchange distributions and/or secondary distributions;

o        sales in the over-the-counter market;

o        underwritten transactions;

o ordinary brokerage transactions and transactions in which the broker solicits purchasers; and

o        privately negotiated transactions.

         Such transactions may be effected by the selling stockholders at market prices prevailing at the time of sale or at negotiated prices. The selling stockholders may effect such transactions by selling the common stock to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensations in the form of discounts or commissions from the selling stockholders and may receive commissions from the purchasers of the common stock for whom they may act as agent. The selling stockholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act. We have agreed to register the shares for sale under the Securities Act and to indemnify the selling stockholders, certain representatives of the selling stockholders and each person who participates as an underwriter in the offering of the shares against certain civil liabilities, including certain liabilities under the Securities Act.

         In connection with sales of the common stock under this prospectus, the selling stockholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders also may sell shares of common stock short and deliver them to close out the short positions, or loan or pledge the shares of common stock to broker-dealers that in turn may sell them.

         The selling stockholders and any underwriters, dealers or agents that participate in distribution of the shares may be deemed to be underwriters, and any profit on sale of the shares by them and any discounts, commissions or concessions received by any underwriter, dealer or agent may be deemed to be underwriting discounts and commissions under the Securities Act.

         There can be no assurances that the selling stockholders will sell any or all of the shares offered under this prospectus.